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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Amendment No. 1 to Registration Statement (No. 333-85233) of Marketing Services Group, Inc. on Form S-4 of our report dated March 12, 1997 relating to the 1996 financial statements of Grizzard Advertising Incorporated, appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Ross Lane & Company, LLC

Atlanta, Georgia
October 12, 1999